UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AGL RESOURCES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AGL RESOURCES INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on 04/29/09

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement and annual report to shareholders are available at www.proxyvote.com. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before 04/15/09 to facilitate timely delivery.

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

AGL RESOURCES

10 PEACHTREE PLACE

ATLANTA, GA 30309

Proxy Materials Available at www.proxyvote.com

Notice and Proxy Statement

Annual Report/10-K Wrap

PROXY MATERIALS—VIEW OR RECEIVE

You can choose to view the materials online or request a paper or e-mail copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

HOW TO VIEW MATERIALS VIA THE INTERNET

If you would like to view the form of proxy or any of the other proxy materials, have the 12 Digit Control Number available and visit: www.proxyvote.com and follow the instructions on the screen.

HOW TO REQUEST A COPY OF MATERIALS

1)	BY INTERNET- www.proxyvote.com

2)	BY TELEPHONE — 1-800-579-1639

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*	If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	04/29/09
Meeting Time:	10:00 A.M., EDT
For holders as of:	02/20/09

Meeting Location:

AGL Resources Corporate Headquarters

10 Peachtree Place

Atlanta, GA 30309

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

If you would like to attend the shareholder meeting and vote in person, you may obtain directions by accessing the proxy materials at www.proxyvote.com, by calling the following toll- free number: 1-800-579-1639, or by sending an email to sendmaterial@proxyvote.com.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

The Board of Directors Recommends a

Vote FOR Items 1, 2 and 3.

1. Election of directors:
Nominees:
01) Charles R. Crisp	04) Charles H. "Pete" McTier
02) Wyck A. Knox, Jr	05) Henry C. Wolf
03) Dennis M. Love

2. To amend our articles of incorporation to eliminate classification of the board of directors.

3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2009.